UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2021

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, without par value	FREVS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders (the “Annual Meeting”) of First Real Estate Investment Trust of New Jersey (the “Trust”) was held on May 6, 2021. The following matters were submitted to the shareholders of the Trust at the Annual Meeting for their approval:

Approval of Reincorporation:

The proposal to approve the reincorporation of the Trust as a Maryland corporation by the merger of the Trust into a newly-formed wholly-owned subsidiary incorporated in Maryland, was approved by the shareholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,856,408	500,478	57,684	1,375,363

Election of Trustees:

The shareholders of the Trust elected David B. Hekemian, Richard J. Aslanian and John A. Aiello to serve Trustees of the Trust for three-year terms, with the following votes:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
David B. Hekemian	4,069,521	345,049	--	1,375,363
Richard J. Aslanian	4,070,021	344,549	--	1,375,363
John A. Aiello	4,075,501	339,069	--	1,375,363

Ratification of Independent Registered Public Accountants:

The ratification of the Audit Committee’s appointment of EisnerAmper LLP as the Trust’s independent registered public accountants for the fiscal year ending October 31, 2021 was approved by the shareholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,771,681	11,067	7,185	0

Approval of Adjournment:

The proposal to adjourn the Annual Meeting, if necessary, to solicit additional votes to approve the reincorporation of the Trust as a Maryland corporation by the merger of Trust into a newly-formed wholly-owned subsidiary incorporated in Maryland, was approved by the shareholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,918,760	475,590	20,220	1,375,363

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: May 7, 2021